Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions
Note 17 – Related Party Transactions
Ocwen’s former Executive Chairman, William C. Erbey, also formerly served as chairman of the boards of Altisource Portfolio Solutions, S.A. (Altisource), HLSS, Altisource Residential Corporation (Residential) and Altisource Asset Management Corporation (AAMC). As a result, he had obligations to Ocwen as well as to Altisource, HLSS, Residential and AAMC. Effective January 16, 2015, Mr. Erbey resigned as an officer and director of Ocwen. Effective on that same date, Mr. Erbey also resigned from the boards of Altisource, HLSS, Altisource Residential and AAMC. Following his resignation, effective as of January 16, 2015, Mr. Erbey has no directorial, management, oversight, consulting or any other role at Ocwen, and we are expressly prohibited from providing any non-public information about Ocwen to Mr. Erbey pursuant to our settlement with the NY DFS. As a result of these and other relevant facts and circumstances, we believe that from and after January 17, 2015 Mr. Erbey does not possess the power, direct or indirect, to direct or cause the direction of our management and policies and, accordingly, we do not consider Altisource, HLSS, Residential or AAMC to be related parties. Revenues and expenses related to these agreements for the period from January 1 to January 16, 2015 are not significant and have not been disclosed. Absent a change in circumstances, we do not expect that we will consider any of these entities to be related parties in future periods.
The following table summarizes revenues and expenses related to our agreements with Altisource, HLSS (prior to the sale of its assets to NRZ), AAMC and Residential (and, as applicable, their subsidiaries) for the 2014 periods presented and the amounts receivable or payable at December 31, 2014. See Note 19 — Commitments for additional discussion of our long-term agreements with Altisource and Residential. See Note 4 — Sales of Advances and MSRs, Note 5 – Loans Held for Sale, Note 8 – Mortgage Servicing and Note 11 – Borrowings for additional discussion of the HLSS and EBO transactions.

	For the Three Months Ended September 30, 2014	For the Nine Months Ended September 30, 2014
Revenues and Expenses:
Altisource agreements
Revenues	$10,716	$30,007
Expenses	27,099	70,577
HLSS support services agreement
Revenues	$84	$458
Expenses	345	1,590
AAMC support services and facilities agreements
Revenues	$251	$952
Residential servicing agreement
Revenues	$4,618	$12,141

Net Receivable (Payable)	December 31, 2014
Altisource	$(4,909)
HLSS	7,884
AAMC	232
Residential	100
$3,307

Note 25 — Related Party Transactions
Relationship with Former Executive Chairman
Ocwen’s former Executive Chairman, William C. Erbey, also formerly served as Chairman of the Board of Altisource, HLSS, Altisource Residential Corporation (Residential) and Altisource Asset Management Corporation (AAMC). As a result, he had obligations to Ocwen as well as to Altisource, HLSS, Residential and AAMC. Effective January 16, 2015, Mr. Erbey resigned as an officer and director of Ocwen. Effective on that same date, Mr. Erbey also resigned from the boards of Altisource, HLSS, Altisource Residential and AAMC. As of December 31, 2014, Mr. Erbey owned or controlled approximately 14% of the common stock of Ocwen, approximately 29% of the common stock of Altisource, approximately 1% of the common stock of HLSS, approximately 28% of the common stock of AAMC and approximately 4% of the common stock of Residential. At December 31, 2014, Mr. Erbey also held 3,620,498 options to purchase Ocwen common stock, of which 3,120,498 were exercisable. Mr. Erbey exercised 47,872 of those options in January 2015. On April 22, 2014, Mr. Erbey surrendered 1,000,000 of his options to purchase Ocwen common stock. At December 31, 2014, Mr. Erbey held 873,501 options to purchase Altisource common stock and 85,755 options to purchase AAMC common stock, all of which were exercisable.
Mr. Erbey’s decision to resign as a director was not due to any disagreements with Ocwen on any matter relating to its operations, policies or practices. On January 16, 2015, the Compensation Committee of the Board approved, and the Board ratified, a Retirement Agreement by and between Ocwen Financial Corporation, OMS and Mr. Erbey (the Retirement Agreement). The Compensation Committee of the Board retained an independent compensation consultant to provide advice in connection with the Retirement Agreement.
The Retirement Agreement provides for Mr. Erbey’s separation from Ocwen and its affiliates. The Retirement Agreement contains certain provisions in favor of Ocwen such as releases in our favor and covenants regarding confidentiality, non-competition and non-solicitation of our employees, customers, vendors, suppliers, licensors, lessors, joint venturers, associates, consultants, agents and partners. The Retirement Agreement also contains certain provisions in Mr. Erbey’s favor such as retirement payment provisions, continued medical coverage for Mr. Erbey and his spouse, provisions addressing Mr. Erbey’s options and registration rights for Mr. Erbey in certain circumstances.
During 2012, Mr. Erbey relocated to St. Croix, USVI to serve as Chairman and CEO of OMS. On August 21, 2012, the Ocwen Board of Directors approved Ocwen’s purchase of Mr. Erbey’s residence in Atlanta, Georgia, for his cost basis in the home of $6.5 million as part of his relocation. We classified our investment in this property as real estate held for sale, a component of Other assets. We account for the excess of cost over fair value (less costs to sell) as a valuation allowance and include changes in the valuation allowance in Loss on loans held for sale, net.
Relationship with Altisource
On August 10, 2009, Ocwen completed the distribution of its Ocwen Solutions (OS) line of business (the Separation) via the spin-off of Altisource, a separate publicly traded company. OS consisted primarily of Ocwen’s former unsecured collections business, residential fee-based loan processing businesses and technology platforms. Since the spin-off, our relationship has been governed by a number of agreements that set forth the terms of our business with Altisource.
Ocwen and OMS are parties to a Services Agreement, a Technology Products Services Agreement, an Intellectual Property Agreement and a Data Center and Disaster Recovery Services Agreement with Altisource. Under the Services Agreements, Altisource provides various business process outsourcing services, such as valuation services and property preservation and inspection services, among other things. Altisource provides certain technology products and support services under the Technology Products Services Agreements and the Data Center and Disaster Recovery Services Agreements. These agreements expire August 31, 2025. Ocwen and Altisource have also entered into a master services agreement pursuant to which Altisource provides certain loan origination services to Homeward and Liberty. In addition, under a Data Access and Services Agreement, we agreed to make available to Altisource certain data from Ocwen’s servicing portfolio in exchange for a per asset fee. Altisource provided us a notice of termination with respect to this Data Access and Services Agreement, and the agreement terminated on March 31, 2015.
Our business is currently dependent on many of the services and products provided by Altisource under long-term agreements, many of which include renewal provisions. Our servicing platform runs on an information technology system that we license from Altisource. If Altisource were to fail to fulfill its contractual obligations to us, including through a failure to provide services at the required level to maintain and support our systems, or if Altisource were to become unable to fulfill such obligations (for example, because it entered bankruptcy), our business and operations would suffer. In addition, if Altisource fails to develop and maintain its technology so as to provide us with a competitive platform, our business could suffer.
Certain services provided by Altisource under these agreements are charged to the borrower and/or mortgage loan investor. Accordingly, such services, while derived from our loan servicing portfolio, are not reported as expenses by Ocwen. These services include residential property valuation, residential property preservation and inspection services, title services and real estate sales.
In connection with our March 29, 2013 and April 12, 2013 sales of the Homeward and ResCap diversified fee-based businesses to Altisource, we agreed to expand the terms of our business with Altisource to apply to the services Altisource provides as they relate to the Homeward and ResCap servicing businesses and further (i) to establish Altisource as the exclusive provider, except as prohibited by law, of such services as they relate to the Homeward and ResCap servicing businesses and (ii) not to establish similar fee-based businesses (or establish relationships with other companies engaged in the line of similar fee-based businesses) that would directly or indirectly compete with diversified fee-based businesses as they relate to the Homeward and ResCap businesses. In addition, we agreed that Ocwen and all of its subsidiaries and affiliates will market and promote the utilization of Altisource’s services to their various third-party relationships. Finally, Altisource and Ocwen agreed to use commercially reasonable best efforts to ensure that the loans associated with the ResCap business are boarded onto Altisource’s mortgage servicing platform (REALServicing). The cash consideration paid by Altisource to Ocwen in connection with the sales of the Homeward and ResCap diversified fee-based businesses totaled $87.0 million and $128.8 million, respectively.
Ocwen and OMS have also each entered into a Support Services Agreement with Altisource setting forth certain services that Altisource and Ocwen may provide to each other in such areas as human resources, corporate services, Six Sigma, quality assurance, quantitative analytics, treasury, accounting, tax matters and strategic planning. These Support Services Agreements run through October 2017 and September 2018, respectively, with automatic one-year renewals thereafter. During the course of 2014 and early 2015, we reduced the services Altisource and Ocwen provide to each other under the Support Services Agreements. Beginning April 1, 2015, we anticipate that the only services that will regularly be provided are corporate services such as facilities management and mailroom support services and vendor procurement for information technology and facilities.
We sublease 2,155 square feet of space from Altisource on a month-to-month basis as our principal executive office in Atlanta, Georgia.
On December 27, 2012, we entered into a senior unsecured term loan facility agreement (the Unsecured Loan Agreement) with Altisource and borrowed $75.0 million. The proceeds of this loan were used to fund a portion of the Homeward Acquisition. Borrowings under the Unsecured Loan Agreement bore interest at a rate equal to the one-month Eurodollar Rate (1-Month LIBOR) plus 675 basis points with a Eurodollar Rate floor of 150 basis points. We recognized interest expense of $0.8 million and $0.1 million on this loan in 2013 and 2012, respectively. In February 2013, we repaid this loan in full.
Relationship with HLSS
Prior to the sale of substantially all of its assets on April 6, 2015, HLSS acquired Rights to MSRs and related servicing advances from us and assumed the obligation to fund new servicing advances in respect of the Rights to MSRs. The servicing fees payable under the servicing agreements underlying the Rights to MSRs were apportioned between us and HLSS as provided in our agreements with HLSS. HLSS retained a fee based on the UPB of the loans serviced, and OLS received certain fees, including a performance fee based on servicing fees actually paid less an amount calculated based on the amount of servicing advances and cost of financing those advances. After the earlier of April 30, 2020 or eight years after the closing date of the initial sale of each tranche of Rights to MSRs, the apportionment of these fees with respect to such tranche was subject to re-negotiation. On April 6, 2015, a subsidiary of NRZ entered into a transaction to acquire substantially all of the assets of HLSS, including HLSS Holdings, LLC, and Ocwen entered into a consent to this transfer and an amendment of its agreements with HLSS. Following the sale, NRZ, through its subsidiaries, is the owner of the Rights to MSRs and has assumed HLSS’ rights and obligations under all of the above referenced agreements.
Beginning April 7, 2017, NRZ, as successor to HLSS, has a general right to direct us to transfer servicing of the servicing agreements underlying the Rights to MSRs that we have previously sold provided that the transfer is subject to our continued right to be paid the servicing fees and other amounts payable under our agreements. An exception to the requirement that the transfer is subject to our continued right to payment under the transferred servicing agreement exists in circumstances where a termination event (as defined in our agreements with NRZ, as successor to HLSS) occurs. In these circumstances, NRZ may direct us to use commercially reasonable efforts to transfer servicing under the affected servicing agreement and, following the transfer, we would no longer be entitled to receive future servicing fee revenue with respect to the transferred servicing agreement. Regarding NRZ’s rights upon a termination event resulting from an uncured servicer rating downgrade, NRZ has agreed to a standstill until April 7, 2017 unless they determine in good faith that a trustee intends to terminate servicing under an affected servicing agreement. In these circumstances, NRZ may direct us to use commercially reasonable efforts to transfer servicing under the affected servicing agreement and, following the transfer, we would no longer be entitled to receive future servicing fee revenue. All required third party consents would need to be obtained in connection with any servicing transfer.
To the extent that servicing agreements underlying Rights to MSRs are terminated as a result of a termination event, NRZ is entitled to payment of an amount equal to a percentage of the purchase price for the related Rights to MSRs.
Prior to the sale of substantially all of its assets to NRZ, pursuant to our agreements with HLSS, HLSS had assumed the obligation to fund new servicing advances with respect to the Rights to MSRs. We were dependent upon HLSS for financing of the servicing advance obligations for MSRs where we were the servicer. HLSS, in turn, was dependent upon its advance financing facilities in order to fund a substantial portion of the servicing advances that it was contractually obligated to make pursuant to our agreements with HLSS. As of December 31, 2014, we were the servicer on Rights to MSRs pertaining to approximately $160.8 billion in UPB and the associated outstanding servicing advances as of such date were approximately $6.1 billion.
HLSS’ advance funding facilities had a 364-day term and the revolving periods for a significant portion of their advance funding facilities were scheduled to end in 2015. In the event of a default, HLSS’ advance facilities revolving periods would have terminated and the facilities would have begun amortization. There were no provisions under which Ocwen would have been obligated to repay the HLSS advance facilities upon an event of default by HLSS. Instead, Ocwen, as servicer, would have been immediately responsible for all new advances. Thus, as of December 31, 2014 and through the date of the asset sale, we were subject to liquidity risk in the event that HLSS’ advance financing facilities failed to perform as envisaged or HLSS was otherwise unable to meet its advance financing obligations.
Although we were not an obligor or guarantor under NRZ’s advance financing facilities (which have been assumed by NRZ from HLSS pursuant to the asset sale), we are a party to certain of the facility documents as the servicer of the underlying loans on which advances are being financed. A purported owner of notes issued by one of the advance financing facilities recently asserted that events of default have occurred under the indenture governing those notes based on alleged failures by us to comply with applicable laws and regulations and the terms of the servicing agreement to which the applicable servicing advances relate. While we have vigorously defended ourselves against these allegations, we have consented to an arrangement between NRZ, as successor to HLSS, and the indenture trustee for those notes that provides for a standstill for the indenture trustee to investigate the allegations of default during which the indenture trustee will not initiate a court proceeding. If the eventual outcome of this matter were to involve an event of default being declared under this advance financing facility, NRZ may not be able to perform under its agreements with us. As a result, our liquidity, financial condition and business could be materially and adversely affected. In addition, it is possible that NRZ might seek to take actions against us alleging that we bear responsibility for such outcomes, which could also materially and adversely affect us.
The supplements pertaining to NRZ’s variable funding notes under this advance facility have been amended to extend the revolving periods and increase the aggregate commitments thereunder and to clarify, among other things, that the variable noteholders will not consider a violation of law or relevant servicing agreements to constitute an event of default with respect to those notes unless they result in a material adverse effect on the collectability, timing of collection or value of the advance receivables. The amendments also provide that the variable noteholders will not consider the allegations made by the purported owner of the notes to constitute a violation of funding conditions, and have agreed to continue to fund draws on the facility including, if necessary, to refinance the outstanding term notes under the facility. In addition, if the outstanding term notes are refinanced the variable noteholders have agreed that they shall not consider the allegations made by the purported owner of the notes to constitute an event of default.
Ocwen and HLSS were parties to a Professional Services Agreement under which they provided each other certain professional services including valuation analysis of potential MSR acquisitions, treasury management services and other similar services, licensing and regulatory compliance support services and risk management services. No services are currently provided under this agreement.
On March 3, 2014, in the first Ginnie Mae EBO Transaction, Ocwen sold Ginnie Mae EBO Loans and transferred the related servicing advances to HLSS Mortgage for $612.3 million. On May 2, 2014, in connection with the second Ginnie Mae EBO Transaction, we transferred $20.2 million of advances to HLSS SEZ LP. At December 31, 2014, Ocwen serviced EBO Loans with a UPB of approximately $447.5 million for HLSS.
On June 26, 2014, we entered into a mortgage loan servicing agreement with HLSS Mortgage LP, which had acquired mortgage loans from a third party unrelated to Ocwen. Additional mortgage loans subsequently acquired by HLSS Mortgage LP were added under this agreement. At December 31, 2014, Ocwen serviced loans with a UPB of approximately $434.2 million under this agreement.
Relationship with Residential
On December 21, 2012, we entered into a 15-year servicing agreement with Altisource Residential, L.P., the operating partnership of Residential, pursuant to which Ocwen will service residential mortgage loans acquired by Residential and provide loan modification, assisted deed-in-lieu, assisted deed-for-lease and other loss mitigation programs. At December 31, 2014, we serviced loans with a UPB of approximately $3.7 billion under this agreement.
On February 14, 2013, we sold a pool of non-performing residential mortgage loans to Altisource Residential, L.P. pursuant to a Master Mortgage Loan Sale Agreement. The aggregate purchase price for the pool of loans was $64.4 million and the gain recognized by Ocwen on the sale was not significant. We did not sell any assets to Residential in 2014.
Relationship with AAMC
On December 31, 2013, we entered into a support services agreement with AAMC pursuant to which we will provide business development, analytical and consulting and administrative services to AAMC. The support services agreement may be terminated by either party with a month’s prior notice.
On December 11, 2012, Mr. Erbey received 52,589 shares of AAMC restricted stock pursuant to the Altisource Asset Management Corporation 2012 Special Equity Incentive Plan and a Special Restricted Stock Award Agreement in his capacity as Chairman of the Board of AAMC and Altisource. At December 31, 2014, 39,441 of these shares were unvested. On December 11, 2012, Ronald M. Faris, our President and Chief Executive Officer and a director of Ocwen, received 29,216 shares of AAMC restricted stock pursuant to the Altisource Asset Management Corporation 2012 Special Equity Incentive Plan and a Special Restricted Stock Award Agreement, in connection with the services he provides AAMC through his employment with Ocwen. At December 31, 2014, 21,912 of these shares were unvested.
The following table summarizes revenues and expenses related to our agreements with Altisource, HLSS (prior to the sale of its assets to NRZ), AAMC and Residential (and, as applicable, their subsidiaries) for the years ended December 31 and net amounts receivable or payable at December 31:

	2014	2013	2012
Revenues and Expenses:
Altisource:
Revenues	$43,075	$22,739	$16,532
Expenses	101,520	55,119	28,987
HLSS:
Revenues	$1,315	$631	$195
Expenses	1,729	2,018	2,432
AAMC
Revenues	$1,160	$1,238	$—
Residential
Revenues	$15,658	$2,436	$—

	December 31, 2014	December 31, 2013
Net Receivable (Payable)
Altisource	$(4,909)	$(3,843)
HLSS	7,884	(59,505)
AAMC	232	943
Residential	100	50
	$3,307	$(62,355)